Exhibit 10.2
AGREEMENT REGARDING TERMINATION OF COMMITMENTS
THIS AGREEMENT REGARDING TERMINATION OF COMMITMENTS (this “Agreement”), dated as of March 3, 2025, by and among the undersigned parties executing this Agreement as “Borrowers” (collectively, “Borrowers”), the undersigned parties executing this Agreement as “Guarantors” (collectively, “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”) and the other Lenders party hereto (collectively, the “Lenders”), and KeyBank as Administrative Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Administrative Agent, is hereinafter referred to as “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrowers, Administrative Agent and the Lenders are parties to that certain First Amended and Restated Senior Secured Credit Agreement dated as of September 5, 2019, as amended by that certain First Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of April 30, 2021, that certain Second Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of September 29, 2021, that certain Third Amendment to First Amended and Restated Senior Secured Credit Agreement and Amendment to Unconditional Guaranty of Payment and Performance (the “Third Amendment”) dated as of December 20, 2022, that certain Fourth Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of March 30, 2023, that certain Fifth Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of December 21, 2023, that certain Sixth Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of May 21, 2024, and that certain Seventh Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of February 4, 2025 (as varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);
WHEREAS, on or prior to the Effective Date (as defined in Section 12 below), Borrowers intend to irrevocably and permanently payoff and terminate all of the Commitments pursuant to Section 2.14 of the Credit Agreement (the “Commitment Termination”), which Commitment Termination shall include, for the avoidance of any doubt, the termination of the A/R Revolving Loan Commitments, the Real Estate Revolving Loan Commitments, the Swing Loan Commitment and the Letter of Credit Commitment;
WHEREAS, in connection with the Commitment Termination, Borrowers have requested that Administrative Agent and the Lenders terminate the Credit Agreement and the other Loan Documents, except with respect to the Continuing Obligations (as defined herein), and Administrative Agent and the Lenders have consented to such termination, subject to the execution and delivery of this Agreement.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.    Definitions.    Capitalized terms used in this Agreement, but which are not otherwise expressly defined in this Agreement, shall have the respective meanings given thereto in the Credit Agreement.
2.    Recitals Incorporated; Commitment Termination; Termination of Agreements.    The parties hereto acknowledge and agree that the recitals set forth above are a true and correct description of the facts and circumstances underlying this Agreement and such recitals are incorporated herein by this reference. Subject to receipt by Administrative Agent in immediately available funds from Borrowers of all amounts payable under the Credit Agreement and the other Loan Documents (including, without limitation, the outstanding principal balance of all Loans, accrued but unpaid interest, and all other fees, breakage compensation and other reimbursements) in accordance with the terms of the Credit Agreement, as more particularly described on Exhibit A attached hereto (collectively, the “Payoff Amount”), and the satisfaction of the other conditions set forth in Section 12 below, (a) the Commitments of each of the Lenders (including, without limitation, the Swing Loan Commitment and the Letter of Credit Commitment) shall each be irrevocably and permanently terminated in their entirety as of the Effective Date, and (b) the Credit Agreement and each of the other Loan Documents shall be terminated as of the Effective Date and Borrowers and the Guarantors shall be released from their obligations thereunder (such Credit Agreement and other Loan Documents, including, without limitation, the Loan Documents listed on Schedule 1 attached hereto, collectively, the “Terminated Loan Documents”); provided, however, that (i) any and all provisions set forth in the Terminated Loan Documents that expressly provide that they shall survive the repayment of the Loans and the termination of such Terminated Loan Documents (including, without limitation, any indemnification and expense reimbursement provisions) shall survive the termination of the Terminated Loan Documents in accordance with such provisions, and (ii) the termination of the Guaranty, the Indemnity Agreement and the other Loan Documents in accordance with this Agreement shall be subject to any reinstatement provisions expressly contained therein (the provisions referenced in clauses (i) and (ii) above, and Borrowers’ and the Guarantors’ respective obligations thereunder, collectively, the “Continuing Obligations”). Each of Borrowers and the Guarantors hereby ratifies and confirms its continuing liability to the Administrative Agent and the Lenders for the indefeasible payment and satisfaction in full of the Continuing Obligations, together with any interest thereon (at the interest rate provided for in the Credit Agreement) owed to Administrative Agent and Lenders in respect thereof, which interest shall accrue from the date on which each such amount is due under the terms of the Loan Documents as in effect immediately prior to the effectiveness hereof, until Administrative Agent has received full and final payment thereof in immediately available funds. Each Borrower and each Guarantor hereby acknowledges and agrees that as of the Effective Date, Lenders shall have no obligation to make any Loan, issue any Letter of Credit or extend any other financial accommodations for or on behalf of any Borrower under the Credit Agreement or the other Loan Documents.
3.    Release of Collateral; Lien Releases.    All of Administrative Agent’s and the Lenders’ security interests in the Collateral and all real and personal property of each Borrower or Guarantor granted under the Security Documents shall be automatically terminated and released as of the Effective Date. Promptly after the Effective Date, Administrative Agent shall, at Borrowers’ sole cost and expense, deliver to Borrowers (or any party designated by Borrowers) such mortgage releases, UCC-3 termination statements, termination letters with respect to deposit account control agreements and deposit account instructions and service agreements (collectively, the “DACA and DAISA Termination Letters”), and other release documents, executed and acknowledged, as applicable, with respect to the Collateral as necessary to evidence and/or fully effectuate the termination and release set forth in the foregoing sentence, all of which releases shall be filed and/or recorded, as applicable, by Borrowers (except for the DACA and DAISA Termination Letters, which shall be sent by Administrative Agent or its counsel). Borrowers hereby agree that upon receipt of file stamped copies of the releases and/or termination statements delivered to Borrowers pursuant to the foregoing sentence, Borrowers shall promptly provide Administrative Agent with copies thereof. In addition, Administrative Agent agrees that if Borrowers at any time reasonably determine and notify Administrative Agent in writing that the delivery of any additional instrument executed by Administrative Agent is required to release, discharge or terminate any security interest or any other Lien securing the payment of Loans or other Obligations under the Loan Documents granted to Administrative Agent pursuant to any security agreement, collateral assignment or other grant of security (an “Other Lien”), or any notice, filing or registration of any Other Lien, Administrative Agent will, at the sole cost and expense of Borrowers and as reasonably requested by Borrowers in such notice, execute and deliver (and, if requested, acknowledge) such other instruments effecting or confirming the release, discharge or termination of such Other Lien, or any notice, filing or registration of such Other Lien, on the terms set forth in this Section 3 and otherwise in form and substance reasonably satisfactory to Borrower and Administrative Agent.
4.    Indemnification for Returned Items and Related Expenses.    Borrowers and the Guarantors do hereby indemnify Administrative Agent and Lenders from any and all actual, out-of-pocket loss, costs,

damage or expense (including reasonable attorneys’ fees and legal expenses) which Administrative Agent or any Lender suffers or incurs at any time as a result of (i) any non-payment, claim, refund or dishonor of any checks or other similar items which have been credited by Administrative Agent to the account of any Borrower or any Guarantor with Administrative Agent or such Lender and (ii) any bookkeeping, accounting or other errors in calculation of any amount to be paid to Administrative Agent or such Lender hereunder requiring an adjustment thereto, together with any actual, out-of-pocket expenses or other charges incident thereto and, in addition, Borrowers and the Guarantors shall pay Administrative Agent on demand all actual, out-of-pocket costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred in connection with this Agreement and any actions, instruments or documents contemplated hereunder. Notwithstanding anything to the contrary contained herein, Administrative Agent and Lenders reserve all of their respective rights in and to any checks or similar instruments for payment of money heretofore received by Administrative Agent or such Lender in connection with its arrangements with any Borrower or any Guarantor, and all of its rights to any monies due or to become due under said checks or similar instruments and/or all of its claims thereon.
5.    Reinstatement.    Notwithstanding anything to the contrary contained herein, in the event any payment made to, or other amount or value received by, Administrative Agent from or for the account of any Borrower or any Guarantor is avoided, rescinded, set aside or must otherwise be returned or repaid by Administrative Agent whether in any bankruptcy, reorganization, insolvency or similar proceeding involving any Borrower or any Guarantor, any of their Subsidiaries or otherwise, the indebtedness or guaranty intended to be repaid thereby shall be reinstated (without any further action by any party) and shall be enforceable against Borrowers, the Guarantors, and their respective successors or assigns. In such event, Borrowers and the Guarantors shall be and remain liable to Administrative Agent and Lenders for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Administrative Agent with interest accruing thereon from and after the date such amount is so repaid or recovered.
6.    Representations. Borrowers and Guarantors represent and warrant to Administrative Agent and the Lenders as follows:
(a)     Authorization.    The execution, delivery and performance of this Agreement and the transactions contemplated hereby (i) are within the authority of Borrowers and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of such Person, and (v) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of any material agreement or other instrument binding upon, such Person or any of its properties.
(b)    Enforceability.    This Agreement and any other agreements or instruments executed in connection herewith to which any of Borrowers or Guarantors is a party are the valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(a)    Approvals.    The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and delivered to Administrative Agent (and/or filings of releases and/or terminations of any Liens securing the Loan Documents as contemplated herein following the Commitment Termination).

7.    Waiver of Claims.    Borrowers and Guarantors acknowledge, represent and agree that such Persons as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Administrative Agent or any Lender, or any past or present officers, agents or employees of Administrative Agent or any Lender, with respect to or in connection with the Loans and/or the Loan Documents and each of Borrowers and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any. Borrowers and Guarantors agree that the Payoff Amount and the Continuing Obligations are payable without any deduction, offset, defenses or counterclaim.
9.    Counterparts.    This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.
10.    Miscellaneous.    THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. This Agreement shall constitute a Loan Document.
12.    Effective Date.    This Agreement shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by Administrative Agent of the satisfaction of the following conditions: (a) the execution and delivery of this Agreement by Borrowers, the Guarantors and Administrative Agent; and (b) receipt by Administrative Agent of the Payoff Amount from or on behalf of Borrowers as contemplated in Section 2 of this Agreement.
13.    Fees and Expenses.    Borrowers will pay the reasonable fees and actual, out-of-pocket expenses of Administrative Agent in connection with this Agreement and the transactions contemplated hereby in accordance with Section 15 of the Credit Agreement.
14.    Electronic Signatures.    Delivery of an executed counterpart of a signature page to this Agreement by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Agreement for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and any other Loan Document to be signed in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, each Borrower and Guarantor hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of Administrative Agent or the Lenders and any of the Borrowers or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii)

waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.
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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Agreement as of the day and year first above written.
BORROWERS:

PARAGON OUTPATIENT REHABILITATION SERVICES, LLC, an Indiana limited liability company
PCA-CORRECTIONS, LLC,
a Kentucky limited liability company
TRILOGY HEALTHCARE OF ALLEN II, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF BATTLE CREEK, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF COLUMBUS, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF COMMERCE, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF CORYDON, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF CYNTHIANA, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF FAYETTE III, LLC,
a Kentucky limited liability company
TRILOGY HEALTHCARE OF GLEN RIDGE, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF HAMILTON, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF HENRY, LLC,
an Indiana limited liability company
TRILOGY HEALTHCARE OF HENRY II, LLC,
an Indiana limited liability company
TRILOGY HEALTHCARE OF HURON, LLC,
a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Agreement Regarding Termination of Commitments (KeyBank/Trilogy)

TRILOGY HEALTHCARE OF LIVINGSTON, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE NORTHEAST, LLC, a Kentucky limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE SOUTHWEST, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF LOWELL, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF MONTGOMERY, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF NORTH BALTIMORE, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF PUTNAM II, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF PUTNAM III, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF SEYMOUR, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF VANDERBURGH, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF VIGO, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF WOOD COUNTY SUCCESSOR, LLC, a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Agreement Regarding Termination of Commitments (KeyBank/Trilogy)

TRILOGY NUSCRIPTRX, LLC,
a Delaware limited liability company
TRILOGY PCA HOLDINGS, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE COLUMBUS, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE CYNTHIANA, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE HARRISON, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE HOWELL, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE HURON, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY III, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE OAKLAND, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE OF BATTLE CREEK, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE OHIO, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE PUTNAM II, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE OF SEYMOUR, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE VIGO, LLC,
a Delaware limited liability company
TRILOGY REHAB SERVICES, LLC,
a Delaware limited liability company
TRILOGY RER, LLC,
a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Agreement Regarding Termination of Commitments (KeyBank/Trilogy)

TRILOGY REAL ESTATE FOREST SPRINGS, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE MADISON, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OPERATIONS OF MADISON, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE HURON II, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE MONTGOMERY, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE LOWELL, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE CORYDON, LLC,
a Delaware limited liability company
LCS AVON LLC, an Iowa limited liability company
RHS PARTNERS OF BLOOMINGTON, LLC, a Delaware limited liability company
RHS PARTNERS OF CARMEL, LLC, a Delaware limited liability company
LCS CRAWFORDSVILLE LLC, an Iowa limited liability company
RHS PARTNERS OF ARLINGTON, LLC, a Delaware limited liability company
RHS PARTNERS OF CASTLETON, LLC, a Delaware limited liability company
LCS KOKOMO LLC, an Iowa limited liability company
RHS PARTNERS OF LAFAYETTE, LLC, a Delaware limited liability company
RHS PARTNERS OF RICHMOND, LLC, a Delaware limited liability company
LCS SOUTH BEND LLC, an Iowa limited liability company
RHS PARTNERS OF TERRE HAUTE, LLC, a Delaware limited liability company
LCS WABASH LLC, an Iowa limited liability company
LCS WESTFIELD LLC, an Iowa limited liability company
TRILOGY HEALTHCARE OF MONTGOMERY II, LLC, a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Agreement Regarding Termination of Commitments (KeyBank/Trilogy)

TRILOGY REAL ESTATE KENT, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF KENT, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE KENT II, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF BELMONT, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE HAMILTON III, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF HAMILTON III, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE TIFFIN, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF TIFFIN, LLC, a Delaware limited liability company
TRILOGY NORTH CAROLINA RX, LLC, a Delaware limited liability company
SYNCHRONY NORTH CAROLINA RX, LLC, a Delaware limited liability company
TRILOGY FLORIDA RX, LLC, a Delaware limited liability company
PCA FLORIDA RX, LLC, a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Agreement Regarding Termination of Commitments (KeyBank/Trilogy)

GUARANTORS:

TRILOGY INVESTORS, LLC, a Delaware limited liability company

By:/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

TRILOGY HEALTHCARE HOLDINGS, INC., a Delaware corporation

By:/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

TRILOGY PRO SERVICES, LLC, a Delaware limited liability company

By:/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

TRILOGY OPCO, LLC, a Delaware limited liability company

By:/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Agreement Regarding Termination of Commitments (KeyBank/Trilogy)

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:/s/ Laura Conway
Name: Laura Conway
Title: Senior Vice President

Signature Page to Agreement Regarding Termination of Commitments (KeyBank/Trilogy)

EXHIBIT A
Payoff Amount as of the Effective Date
*Pursuant to Item 601(a)(5) of Regulation S-K, we have not filed with the Agreement Regarding Termination of Commitments this schedule/attachment to the Agreement Regarding Termination of Commitments. We will provide a copy of this omitted schedule/attachment to the SEC or its staff upon request.

SCHEDULE 1
Loan Documents
*Pursuant to Item 601(a)(5) of Regulation S-K, we have not filed with the Agreement Regarding Termination of Commitments this schedule/attachment to the Agreement Regarding Termination of Commitments. We will provide a copy of this omitted schedule/attachment to the SEC or its staff upon request.